Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                                     38-0549190
  (State or other jurisdiction                       (I.R.S. Employer
 of incorporation or organization)                   Identification No.)

              The American Road
              Dearborn, Michigan                        48121-1899
   (Address of principal executive offices)             (Zip Code)


                  FORD MOTOR COMPANY DEFERRED COMPENSATION PLAN
                            (Full title of the Plan)

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                The American Road
                          Dearborn, Michigan 48121-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

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                                                    CALCULATION OF REGISTRATION FEE

-------------------------- ------------------------ ------------------------ ------------------------ ----------------

                                                       Proposed maximum         Proposed maximum         Amount of
 Title of securities to    Amount to be registered    offering price per       aggregate offering      registration
      be registered                                       obligation                 price**                fee
-------------------------- ------------------------ ------------------------ ------------------------ ----------------
Deferred Compensation
      Obligations*              $120,000,000                 100%                 $120,000,000          $33,360.00
-------------------------- ------------------------ ------------------------ ------------------------ ================
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*   The Deferred Compensation Obligations are unsecured obligations of Ford
    Motor Company to pay deferred compensation in the future in accordance with the terms of the Ford Motor Company Deferred Compensation Plan.
**  Estimated solely for the purpose of determining the registration fee.

===============================================================================


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                                      -2-


                  FORD MOTOR COMPANY DEFERRED COMPENSATION PLAN

                             ----------------------

            INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

    The contents of Registration Statement Nos. 333-65703, 333-47733, 333-20725 and 33-62227 are incorporated herein by reference.


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

    The following documents filed or to be filed with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

             (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

             (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

             (c) The description of Ford's Common Stock contained in registration statement no. 33-43085 filed by Ford under the Securities Act of 1933 (the "1933 Act").

    All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.


Item 8. Exhibits.


Exhibit 4.1  -  Ford Motor Company Deferred Compensation Plan. Filed as
                Exhibit 4.1 to Registration Statement No. 33-62227 and incorporated herein by reference.

Exhibit 4.2  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of July 13, 1995 and October 1, 1995. Filed as
                Exhibit 10-T-1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.

Exhibit 4.3  -  Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of October 1, 1996. Filed as Exhibit 4.3 to Registration Statement No. 333-20725 and incorporated herein by reference.

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                                      -3-


Exhibit 4.4  -  Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of October 1, 1997. Filed as Exhibit 4.4 to Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.5  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of January 1, 1998. Filed as Exhibit 4.5 to Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.6  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of July 8, 1998. Filed as Exhibit 4.6 to Registration Statement No. 333-65703 and incorporated herein by reference.

Exhibit 4.7  -  Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of September 9, 1998. Filed as Exhibit 4.7 to Registration Statement No. 333-65703 and incorporated herein by reference.

Exhibit 4.8  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of October 16, 1998. Filed as Exhibit 4.8 to Registration Statement No. 333-65703 and incorporated herein by reference.

Exhibit 4.9  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of November 11, 1998. Filed with this Registration Statement.

Exhibit 5.1  -  Opinion of Kathryn S. Lamping, an Assistant Secretary and
                Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.2  -  Opinion of J. Gordon Christy, an Attorney of Ford Motor Company,
                with respect to compliance requirements of the Employee Retirement Income Security Act of 1974. Filed with this Registration Statement.

Exhibit 23   -  Consent of Independent Certified Public Accountants. Filed with this Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature. Filed as Exhibit 24.A to Registration Statement No. 333-67211 and Exhibit 24.B to Registration Statement No. 333-70447 and incorporated herein by reference.

Exhibit 24.2 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24 to Registration Statement No. 333-52485 and incorporated herein by reference.

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                                      -4-

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 12th day of March, 1999.

                                        FORD MOTOR COMPANY

                                        By:   William Clay Ford, Jr.*
                                           ------------------------------------
                                             (William Clay Ford, Jr.)
                                             Chairman of the Board of Directors

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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Signature                                        Title                            Date
---------                                        -----                            ----

William Clay Ford, Jr.*            Chairman of the Board of Directors
-------------------------
(William Clay Ford, Jr.)


                                   Director and President
                                   and Chief Executive Officer
Jacques Nasser*                    (principal executive officer)
-------------------------
(Jacques Nasser)
                                                                                March 12, 1999

Michael D. Dingman*                 Director
-------------------------
(Michael D. Dingman)


Edsel B. Ford II*                   Director
-------------------------
(Edsel B. Ford II)


William Clay Ford*                  Director
-------------------------
(William Clay Ford)


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                                      -5-
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Signature                                         Title                           Date
---------                                         -----                           ----


Irvine O. Hockaday, Jr.*                 Director
----------------------------
(Irvine O. Hockaday, Jr.)


Marie-Josee Kravis*                      Director
----------------------------
(Marie-Josee Kravis)


Ellen R. Marram*                         Director
----------------------------
(Ellen R. Marram)



Homer A. Neal*                           Director                               March 12,1999
----------------------------
(Homer A. Neal)



Carl E. Reichardt*                       Director
----------------------------
(Carl E. Reichardt)



John L. Thornton*                        Director
----------------------------
(John L. Thornton)


                                         Executive Vice President
                                         and Chief Financial Officer
John M. Devine*                          (principal financial officer)
----------------------------
(John M. Devine)


                                         Vice President - Controller
William A. Swift*                        (principal accounting officer)
----------------------------
(William A. Swift)


*By:/s/K. S. Lamping
   -------------------------
    (K. S. Lamping,
     Attorney-in-Fact)

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                                      -6-


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                                  EXHIBIT INDEX
                                                                                  Sequential Page
                                                                                  at Which Found
                                                                                  (or Incorporated
                                                                                    by Reference)
                                                                                  ----------------
Exhibit 4.1  -  Ford Motor Company Deferred Compensation Plan. Filed as
                Exhibit 4.1 to Registration Statement No. 33-62227 and
                incorporated herein by reference.

Exhibit 4.2  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of July 13, 1995 and October 1, 1995. Filed as
                Exhibit 10-T-1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.

Exhibit 4.3  -  Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of October 1, 1996. Filed as Exhibit 4.3 to Registration Statement No. 333-20725 and incorporated herein by reference.

Exhibit 4.4  -  Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of October 1, 1997. Filed as Exhibit 4.4 to Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.5  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of January 1, 1998. Filed as Exhibit 4.5 to Registration Statement No. 333-47733 and incorporated herein by reference.

Exhibit 4.6  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of July 8, 1998. Filed as Exhibit 4.6 to Registration Statement No. 333-65703 and incorporated herein by reference.

Exhibit 4.7  -  Amendment to Ford Motor Company Deferred Compensation Plan,
                effective as of September 9, 1998. Filed as Exhibit 4.7 to Registration Statement No. 333-65703 and incorporated herein by reference.

Exhibit 4.8  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of October 16, 1998. Filed as Exhibit 4.8 to Registration Statement No. 333-65703 and incorporated herein by reference.

Exhibit 4.9  -  Amendments to Ford Motor Company Deferred Compensation Plan,
                effective as of November 11, 1998. Filed with this Registration Statement.

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                                      -7-

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                                                                                  Sequential Page
                                                                                  at Which Found
                                                                                  (or Incorporated
                                                                                    by Reference)
                                                                                  ----------------
Exhibit 5.1  -  Opinion of Kathryn S. Lamping, an Assistant Secretary and
                Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this
                Registration Statement.

Exhibit 5.2  -  Opinion of J. Gordon Christy, an Attorney of Ford Motor Company,
                with respect to compliance requirements of the Employee Retirement Income Security Act of 1974. Filed with this Registration Statement.

Exhibit 23   -  Consent of Independent Certified Public Accountants. Filed with this Registration Statement.

Exhibit 24.1 -  Powers of Attorney authorizing signature. Filed as Exhibit 24.A to Registration Statement No. 333-67211 and Exhibit 24.B to Registration Statement No. 333-70447 and incorporated herein by reference.

Exhibit 24.2 -  Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed as Exhibit 24 to Registration Statement No. 333-52485 and incorporated herein by reference.

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